UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2013
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 13, 2013, S&W Seed Company, a Nevada corporation (the "Company"), filed Amendment No. 1 to the Form 8-K it filed on April 5, 2013 disclosing the Company's acquisition of all of the issued and outstanding ordinary shares of Seed Genetics International Pty Ltd, an Australia corporation ("SGI"), from SGI's shareholders (the "Form 8-K"). Amendment No. 1 to the Form 8-K was filed with Exhibits 99.1 and 99.2 (the "Prior Exhibits") to provide the historical audited financial statements, historical unaudited interim financial statements and pro forma financial information required under paragraphs (a) and (b) to Item 9.01of Form 8-K in connection with the acquisition of SGI by the Company.

On June 14, 2013, the Company filed Amendment No. 2 to the Form 8-K to correct errors in the Prior Exhibits.

This Amendment No. 3 to the Form 8-K is being filed to make technical corrections to the audit reports of Grant Thornton Audit Pty Ltd ("Grant Thornton") previously filed as part of Exhibit 99.1 to Amendment No. 2. In particular, the audit reports for the audited financial statements of SGI for the years ended June 30, 2012 and 2011, respectively, are being supplemented and replaced by a combined audit report dated March 15, 2013. This combined audit report is being issued to state that Grant Thornton's audits of SGI were conducted in accordance with U.S. Generally Accepted Auditing Standards, in addition to Australian Auditing Standards (as previously stated). In addition, Exhibit 99.1 hereto is being filed without Grant Thornton's previously filed "Auditor's Independence Declaration" and "Independent Auditor's Review Report" for the unaudited financial statements of SGI for the quarterly period ended as of March 31, 2013; these items are not required to accompany unaudited financial statements. Except as described herein, all other information in Exhibit 99.1 (as previously filed with Amendment No. 2), including the text of the financial statements and the footnotes, remains unchanged. Also, except as described herein, all other information in the Form 8-K and Amendment Nos. 1 and 2 thereto to Form 8-K remains unchanged.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The (i) audited financial statements of Seed Genetics International Pty Ltd, including the audited balance sheets of SGI at June 30, 2012 and 2011 and the audited statements of operations, stockholders equity and cash flows for SGI for each of the years ended June 30, 2011 and 2012, the notes related thereto and the report of Grant Thornton Audit Pty Ltd, independent certified chartered accountants, and (ii) the unaudited interim financial statements of Seed Genetics International Pty Ltd, including the unaudited balance sheet of SGI at March 31, 2013 and the unaudited statements of operations, stockholders equity and cash flows for SGI for each of the nine month periods ended March 31, 2013 and 2012 and the notes related thereto, are collectively filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

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(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of S&W Seed Company, Imperial Valley Seeds, Inc. and Seed Genetics International Pty Ltd, including a pro forma balance sheet at March 31, 2013 and pro forma statements of operations for the fiscal year ended June 30, 2012 and the nine months ended March 31, 2013, giving effect to the SGI Acquisition and the IVS Acquisition, was previously filed as Exhibit 99.2 to the Current Report on Form 8-K/A (Amendment No. 2) to which this Amendment No. 3 relates and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
23.1	Consent of Grant Thornton Audit Pty Ltd, independent certified chartered accountants for Seed Genetics International Pty Ltd.
99.1

Audited financial statements of Seed Genetics International Pty Ltd as of and for the years ended June 30, 2012 and 2011; and unaudited interim financial statements of Seed Genetics International Pty Ltd as of and for the nine months ended March 31, 2013 and 2012.

99.2	Unaudited pro forma combined financial information.*

___________________________

*Previously filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President and Chief Financial Officer

Date: September 25, 2013

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EXHIBIT INDEX

Number	Description
23.1	Consent of Grant Thornton Audit Pty Ltd, Independent Registered Public Accounting Firm for Seed Genetics International Pty Ltd.
99.1

Audited financial statements of Seed Genetics International Pty Ltd as of and for the years ended June 30, 2012 and 2011; and unaudited interim financial statements of Seed Genetics International Pty Ltd as of and for the nine months ended March 31, 2013 and 2012.

99.2	Unaudited pro forma combined financial information.*

___________________________
 *Previously filed